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CY23 Results

Investor Presentation

1 March 2024

Life360

Disclaimer

This document dated 1 March 2024 has been prepared by Life360, Inc. (ARBN 629 412 942) ("Company") and is provided for information purposes only. It contains summary information about the Company and its activities and is current as of the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission ("SEC"), available at www.asx.com.au and www.sec.gov, respectively.

This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under Australian law or under any other law. This document has not been registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision.

By reading this document you agree to be bound by the limitations set out in this document. No representation or warranty, express or implied, is made as to the accuracy, reliability, completeness or fairness of the information, opinions, forecasts, reports, estimates and conclusions contained in this document. To the maximum extent permitted by law, none of the Company and its related bodies corporate, or their respective directors, employees or agents, nor any other person accepts liability for loss arising from the use of or reliance on information contained in this document or otherwise arising in connection with it, including without limitation any liability from fault of negligence.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including the words "anticipate", "expect", "suggests", "plan", "believe", "intend", "estimates", "targets", "projects", "should", "could", "would", "may", "will", "forecast" and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the Company's growth strategy and business plan and the Company's ability to effectively manage its growth and meet future capital requirements; the Company's expectations regarding future financial performance, including its expectations regarding its revenue, revenue growth, adjusted EBITDA, and operating cash flow, and the Company's ability to achieve or maintain future profitability; the Company's ability to further penetrate its existing member base, maintain and expand its member base and increase monetization of its member base; the Company's ability to expand internationally and the significance of its global opportunity; the Company's ability to anticipate market needs or develop new products and services or enhance existing products and services to meet those needs; and the Company's ability to increase sales of its products and services. Such forward-looking statements are prediction, projections and other statements about future events that are based on current expectations and assumptions and, as a result, involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

This document contains unaudited financial information for the Company that has been prepared by the Company's management. The Company's results are reported under US-GAAP. Investors should be aware that certain financial data included in this presentation including EBITDA, Adjusted EBITDA, and Adjusted (loss) profit from ordinary activities after tax are "non-GAAP financial measures" within the meaning of Regulation G of the Exchange Act. This document also contains certain operating metrics such as annualized monthly revenue (AMR), average revenue per paying circle (ARPPC) and average revenue per user (ARPU) which the Company uses internally in assessing its own operating performance and making operating decisions and which the Company believes are useful to investors and analysts as a supplement to its GAAP and non-GAAP financial information for analyzing operating performance and identifying operating trends in the Company's business. These metrics may be calculated differently from, and therefore may not be directly comparable to, similarly titled measured use by other companies. Additional information regarding these metrics is included in the Company's Annual Report on Form 10-K filed with the SEC on February 29, 2024.

All values are stated in US dollars unless otherwise stated.



01
Business Update
Chris Hulls, Co-Founder & CEO
Russell Burke, CFO

02
Strategy Overview
Chris Hulls
Lauren Antonoff, COO

03
Market Opportunity
Russell Burke

04
Financial Overview
Russell Burke

05
Outlook
Chris Hulls

06
Q&A
Chris Hulls, Russell Burke

07
Appendix
1. Operating metrics
2. Financials
3. Non-GAAP financial measures
4. Life360 Overview





01 Business Update

Chris Hulls, Co-Founder and CEO
Russell Burke, CFO

BUSINESS UPDATE

CY23 User Metrics

Connecting families and saving lives



"If you are on the fence about getting your family on life360 premium, let me put this out there. No authorities or medical personnel had the time or ability to contact us the day of Lynley's accident. Life360 did right away and sent help. Go ahead and spend the extra money just in case. It makes a difference. #life360"
Life360 User

1,808,798	38,577	305 billion	35 billion	9.9M+	32.9M	610 billion
Help alerts sent	Ambulances dispatched	Miles driven with Life360 Crash Detection	Safe arrival notifications	Monthly active Tile devices	Tile "Items Left Behind" smart alerts	Bluetooth location updates

BUSINESS UPDATE

CY23 Achievements

Cementing our position as the market-leading family safety membership service


9:41
Are you OK?

Growing our audience

~61.4m

Global Monthly Active Users (MAU)
+ 26% YoY

40%

YoY growth in International MAU, with record MAU additions

Driving Membership

~1.8m

Global Paying Circles
+ 21% YoY

25%

YoY lift in Global ARPPC reflecting U.S. price increase

Expanding Internationally

~470k

International Paying Circles
+ 43% YoY

UK

Triple Tier Membership launched in October 2023

Maintaining financial discipline

$304.5m

Revenue
+33% YoY

$20.6m

Adjusted EBITDA, first full year of positive AEBITDA

BUSINESS UPDATE

CY23 Results Summary

Delivering on growth

$M	CY22	CY23	*Change*	*% ch YoY*	CY23 Guidance
Revenue (GAAP)					
Subscription	153.3	220.8	*67.5*	*+44%*	
Hardware	47.9	58.2	*10.3*	*+21%*	
Other	27.1	25.5	*(1.6)*	*(6)%*	
Total revenue (GAAP)	**228.3**	**304.5**	***76.2***	***+33%***	**300-310**
Annualized Monthly Revenue (AMR) (1)	224.4	274.1	*49.6*	*+22%*	
Operating expenses (GAAP)	243.0	252.6	*9.6*	*+4%*	
Net loss (GAAP)	(91.6)	(28.2)			
EBITDA (Non-GAAP) (2)	(85.2)	(20.8)			
Adjusted EBITDA (Non-GAAP) (2)	(40.1)	20.6			12-16
Cash and cash equivalents (3)	90.4	70.7			
Operating cash flow	(57.1)	7.5	*64.6*		0-5

Note: Tables may not add due to rounding
(1) AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded
(2) Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
(3) Cash and cash equivalents includes Restricted Cash

Commentary

- Continued strong subscription revenue momentum, up 44% including hardware subscriptions, and 52% for Life360 subscriptions
- Hardware revenue increase of 21% reflects increase in net units shipped, lower returns and benefits from bundling
- Annualized Monthly Revenue up 22% to $274.1 million
- GAAP operating expenses increased 4%, reducing 1% excluding variable commissions
- Positive Adjusted EBITDA achieved in every quarter of CY23
- CY23 Adjusted EBITDA of $20.6 million delivered ahead of guidance

AMR has more than quadrupled since our IPO in May 2019


Quarterly Annualized Monthly Revenue ($M)*
+22%
YoY growth in December 2023 Annualized Monthly revenue
300
250
200
150
100
50
0
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23

*Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period. AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded

Global MAU year-on-year growth of 26%

Life360 Core Monthly Active Users (MAU)(M)


19%
U.S. MAU growth
YoY
40%
International
MAU growth
YoY
COVID-19
6.0
7.3
8.5
8.8
9.6
10.8
10.5
11.2
11.6
9.1
9.2
9.7
10.0
12.1
11.6
11.8
13.2
14.9
17.7
17.6
19.1
20.4
23.0
24.6
6.5
7.6
8.9
10.0
11.4
12.9
14.6
16.8
16.7
16.3
16.8
17.0
18.1
20.4
22.2
23.7
25.1
27.0
29.3
30.9
31.7
33.6
35.4
36.8
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
US
International

International Triple Tier launch countries MAU


+35%
+41%
+36%
CY22
CY23
Canada
UK
Australia

Note: Numbers may not add due to rounding.

BUSINESS UPDATE

Subscription Revenue

YoY increase of 52% for Life360 core subscription

Consolidated GAAP Subscription revenue ($M)*



US
International
6.8
37.4
7.4
52.0
9.3
77.2
17.2
136.1
24.5
196.3
CY19
CY20
CY21
CY22
CY23

Subscription revenue as a % of total consolidated revenue (CY23)



Hardware
19%
Other
8%
Hardware Subscription
8%
7%
Life360 International Subscription
58%
Life360 US Subscription

*CY20 revenue is normalised revenue excluding a non-recurring adjustment. Direct revenue allocations by region for CY20 have been reclassified to conform with new methodology

- Strong subscription growth across U.S. and international, with consolidated revenue uplift of 44% including the contribution of hardware subscriptions
- Core Life360 subscription revenue growth of 52%, benefiting from price increases from August 2022 and repricing of existing iOS and Android subscribers in December 2022 and April 2023, respectively
- Global revenue growth underpinned by 21% YoY uplift in Global Paying Circles, and 25% YoY increase in CY23 ARPPC

Paying Circle growth momentum despite price increase

Paying Circles by geography (000s)

U.S. Paying Circles increased 14% YoY while increasing prices significantly



93
280
109
337
124
410
138
458
157
529
159
550
171
605
180
647
183
668
169
665
171
698
169
708
166
737
186
804
204
895
227
991
243
1,044
275
1,117
310
1,180
332
1,162
364
1,203
396
1,233
446
1,300
474
1,327
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
US
International

International Triple Tier launch countries Paying Circles



+28%
+47%
+51%
CY22
CY23
Canada
UK
Australia

Price increase driving U.S. ARPPC uplift

Average Revenue Per Paying Circle (ARPPC) ($)*


US
International
Q4'23 ARPPC increased 24% YoY for US subscribers reflecting price increase
$150
$59
$48
$43
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23

*Price increase took effect across all Membership tiers starting in August 2022
U.S. Membership plan subscribers % total comprise Silver (15%), Gold (81%) and Platinum (4%)

UK Subscriber Pricing (iOS + android)

Triple Tier (from October 2023)

	Monthly	Annual
New subscribers		
Silver	£6.49	£64.90
Gold	£9.99	£119.90
Platinum	£19.99	£199.90
Legacy subscribers		
Current (from January 2024)	£5.95	£39.99
Pre-Triple Tier	£3.99	£39.99

International Triple Tier launch countries revenue


+51%
+55%
+42%
CY22
CY23
Canada
UK
Australia

Hardware revenue

Key component of Life360's location ecosystem

Hardware GAAP revenue ($M)*



2022
2023
10.5
10.0
6.8
11.6
11.7
15.5
19.6
21.1
Q1
Q2
Q3
Q4

Hardware revenue as % of total consolidated revenue (CY23)



Hardware
19%
Other
8%
Hardware Subscription
8%
Life360 International Subscription
7%
58%
Life360 US Subscription

- CY23 GAAP revenue growth of 21% supported by 12% uplift in hardware units sold, stable average sales price (ASP), and benefits from bundling
- Non-GAAP** revenue growth of 14% in line with guidance
- Unit growth reflected higher sales and reduced returns
- GAAP Hardware margins improved significantly to 19% due to favorable returns adjustments and cost savings initiatives

*Q1'22 revenue is adjusted and includes Tile revenue pre-acquisition
** Refer to the non-GAAP revenue reconciliation in Appendix 3

BUSINESS UPDATE

Other revenue

Revenue stabilization reflects reducing risk of Data business

Other revenue ($M)



14.8
22.2
25.1
27.1
25.5
CY19
CY20
CY21
CY22
CY23

Other Revenue as % of total consolidated revenue (CY23)



Hardware
19%
Other
8%
Hardware Subscription
8%
7%
58%
Life360 US Subscription
Life360 International Subscription

Data

- CY23 Other revenue decline of 6% YoY reflects new partnership with Placer.ai in January 2022, and transition to solely sales of aggregated insights
- Intentional decision to trade off growth opportunity for predictability and reduced regulatory risk

Lead Generation

- Expectation of significant long term growth potential



02

Strategy Overview

Chris Hulls, Co-Founder & CEO
Lauren Antonoff, Chief Operating Officer

Life360's mission is to keep people close to the ones they love

Life360's category leading mobile app and Tile tracking devices are continuing to forge an entirely new market, connecting millions of people throughout the world to the people, pets and things they care about most. Our technology helps families of all types make life safer, easier and a bit more fun.


Families of
all stages


New
drivers


Young
couples


Adoring pet
parents


Aging
parents

Entrusted to protect loved ones



It's been such a relief to my stress when my older son first started driving, and even now when he works late at night. For my younger son, it helped me locate him to pick him up from a park when he wasn't answering my calls and texts. My brother in law tracks his mom (my MIL) now that she's lost her husband and lives alone.

11K

590 Comments · 1K shares

Like Comment Share

300 bn+

CY23 miles protected by crash detection, with more than 100 ambulances dispatched per day

Deep relationships drive deep engagement


The moment your oldest kiddo heads back to college and you know you'll spend the next 8 hours glued to @Life360 like a good movie....
21K
800 Comments · 3K shares
Like
Comment
Share

Our U.S. members open Life360 an average of 5 times per day

Essential to how modern families connect


My brother's girlfriend is officially in the family Life360. If that ain't modern romance i don't know what is.
8K
780 Comments • 2K shares
Like
Comment
Share
Kodak

31% YoY growth in global Daily Active Users

STRATEGY OVERVIEW

Proven product-market fit with significant growth upside

Significant untapped potential for growth within our member base


9:41
Johnson Family
SOS
At Home
Since 8:15 am
Location
Driving
Safety

61M

Global Monthly Active Users*



* As at December 31, 2023

STRATEGY OVERVIEW

Making life better for our members

8.02am
"Did Michelle make it to school?"

5.15pm
"Should I start making dinner yet?"

9.41pm
"Where did Spot go?"

Life360 has quickly become my favorite/most used app. Why is my Mom driving 80mph? My brother needs to charge his phone! Why is my Dad leaving the house when he should be resting his back? My sister is sitting by a lake. ENDLESS ENTERTAINMENT

8K · 780 Comments · 2K shares

Like · Comment · Share


Michelle
Arrived at School
People
Check in
SOS
Find

Life360

The aspirational goals that drive our strategy

#1
Brand for everyday family life

150M+
Monthly Active Users

$1B+
Revenue

25%+
EBITDA margins

2024 Key Initiatives

- Grow our audience
- Scale paid offerings
- Create new revenue streams
- Expand profitability

Grow our audience: path to 150M+ members

Viral experiences bolster organic user growth


9:41
San Francisco
Oakland
Meet at Zuni Cafe
123 Market St. San Francisco, CA
Edit
Mark
Driving near Clear Lake
ETA - 12:30PM
3.2 mi
Melissa
Near 123 Ave
ETA - 12:45PM
5.3 mi

New free product experiences drive engagement


9:41
William
Last updated 1 hr ago
Chicago
Los Angeles
Need a ride?
Love ya!
William
Flying from SFO
Since 8:52 am
Weekly Driver Report

Launching a new marketing strategy to build a global brand


Johnson Family Circle
Jason
now
Arrived at the pitch
Jason
At Pitch
Since 12:36 pm
Get Directions
18 min drive to Jason
Life360
Circle the ones you love.

Tailoring marketing and experience to win international markets


Crash erkannt.
KOSTENLOSE UNFALLERKENNUNG
Tile을 추가했습니다.
Stai bene?

Scale paid offerings: for all life stages

New value propositions for membership


9:41
Sarah's History
Today, Feb 16, 2024
Now
Check In
ETA 24min
Grandma Gigi has been at Gigi's House 4 days without a visit.
10:23 am - 10:37 am (14m)
Safe drive
Replay
65
0 driving events!
11:32 am - 12:08 pm (36m)
Safe drive
Replay
42
0 driving events!

New international membership offers launched in UK and coming to Australia


9:41
Wilson Family
London
Check in
SOS
People
Sadah
at Westminster
Since 8:15 am
Kayla
Location
Driving
Safety
Gold

New Tile product introductions designed to leverage Life360 value


N Old Stage Rd
301
tile
W Shaw St
W Northrop St
W Armfield St
FINDER NETWORK ACTIVATED
Piggly Wiggly
W Clark St

Optimizing growth funnels through continuous improvement


Test and improve features
New users sign up
Users adopt features

STRATEGY OVERVIEW

Create new revenue streams: powered by 61M+ MAU

New advertising model

Advertising allows us to monetize the exceptional value of Life360's free product

- Unique opportunity to engage families
- Powered by unparalleled first-party data
- Continued commitment to safeguard the user experience


9:41
Johnson Family
Check in
SOS
Go ad free with Life360 Gold
Upgrade now
People
Nicole
105 Warrior Dr
Location
Driving
Safety
Membership
9:41
Wilson Family
London
Check in
SOS
Easily find what you can't live without
Shop now →
Sadah
at Westminster
Since 8:15 am
Driving
Safety

Future opportunities

Opportunities for future value driven extensions and partnerships:

- Insurance offers
- Security products
- Teen credit cards

STRATEGY OVERVIEW

Create new revenue streams: advertising fuels ARPU growth

Opportunity

Massive Market

Global Mobile Advertising Spend (1)

$402b

2024 estimate

Comparative Stats – Advertising (2)

2023	Ad Revenue $M	Average MAU (m) (3)	$/ MAU (3)
Duolingo (4)	$48	70	$0.68
Reddit (5)	$789	237	$3.32
Spotify (6)	$1,681	337	$4.99
Uber (7)	$900	146	$6.16

Life360 Reach

61m+ MAU

~24m DAU

5x per day Engagement

Used to connect to **Loved ones**

Execution

Early Phase of Execution:

- Close attention to the member experience
- Early testing demonstrates neutral impact on the member experience
- Advertising is expected to boost conversion to paid subscription and create positive user value

Rollout:

- Distribution via AdMob (Google)
- Pursuing paid partnerships in parallel
- 2024: invest to establish the business and lay groundwork for future expansion; revenue in 2H
- High margin business which will scale over time

(1) Source: data.ai (2) Based on public filings (3) Average Monthly Active Users for applicable period, where available, except Reddit which is based on Weekly Active Users (4) Reflects LTM metrics as of 30 September 2023 (5) Based on Weekly Average Users (6) Includes only ad-supported MAU figures (7) Reflects annualized advertising revenue as of Q4'23

Expand profitability: leverage expense base as we scale

Revenue growth and cost discipline driving trajectory to EBITDA breakeven ($M)*


Revenue (RHS)
EBITDA (LHS)
Adjusted EBITDA (LHS)
100
80
60
40
20
0
-20
-40
-60
-80
-100
400
200
0
CY21
CY22
CY23
CY24F
CY25F

Non-GAAP Operating Costs by category declining as % total revenue**


92%
27%
20%
11%
34%
CY21
85%
23%
14%
12%
37%
CY22
68%
18%
14%
9%
27%
CY23
Other costs
Commissions
User Acquisition & TV
Personnel

*Refer to Appendix 3 for a reconciliation of Net Loss to EBITDA and Adjusted EBITDA

**Operating costs are non-GAAP, exclude Cost of Sales and all reconciling adjustments between GAAP and Non-GAAP operating costs as outlined in Appendix 3



03 Market Opportunity

Russell Burke
Chief Financial Officer

Life360's growth and value creation opportunity

- Trusted leader in family location sharing and safety
- Significant scale enables multiple growth levers
- Strong subscription growth and demonstrated operating discipline
- Founder-led with seasoned executive team

Significant addressable market opportunity


9:41
Johnson Family
Check in
SOS
People
Sadah
105 Main St
for 1 hour
Location
Driving
Safety


Adjacent markets
$190bn TAM
$60bn SAM

Adjacent Markets
Potential long-term adjacent markets in which we can expand our addressable market: travel insurance, life insurance, residential security, home insurance

Total addressable market
Includes adjacent markets we expect to serve in the near-term or medium-term: elder monitoring and auto insurance

Serviceable addressable market
Includes markets we are currently servicing today: location sharing, crash and roadside assistance, identity theft protection, pets and children location sharing devices

Source: SAM: Technavio, Raymond James Research, Magna Intelligence, Global Market. TAM: ResearchAndMarkets, Allied Market Research, Square

MARKET OPPORTUNITY

Significant remaining runway in U.S. penetration

Increase in penetration across all states*

Penetration by State (2020)


10%
2%

Penetration by State (2023)


24%
5%

States with higher penetration in 2020 experienced **larger** increases in penetration over the last 3 years; the opposite of over-saturation

*Estimated number of Life360 users as a percentage of population by state. Source: U.S. Census and Company data



04
Financial Overview

Russell Burke, CFO

FINANCIAL OVERVIEW

Market leading retention metrics

U.S. Organic User Retention by cohort (%)



100%
80%
60%
40%
20%
0%
Mar-17
Mar-20
Mar 23
Mar-18
Mar-21
Mar-19
Mar-22
1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 77 81
Months since registration

Net subscription revenue retention approx. 100%



100%
80%
60%
40%
1H21
2H21
1H22
2H22
1H23
2H23
Net revenue retention (%)
Gross subscriber adds

U.S. Revenue by Registration Cohort ($M)



2016 and Before
2017
2018
2019
2020
2021
2022
2023
16
12
8
4
0
Oct-19 Dec-19 Feb-20 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 Feb-23 Apr-23 Jun-23 Aug-23 Oct-23 Dec-23

International Revenue by Registration Cohort ($M)



2016 and Before
2017
2018
2019
2020
2021
2022
2023
2
1
0
Oct-19 Dec-19 Feb-20 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 Feb-23 Apr-23 Jun-23 Aug-23 Oct-23 Dec-23

- The line chart indicates how long users within a given cohort remain with Life360
- Subscription revenue retention remains around 100% even as subscriber growth accelerates
- Revenue by registration cohort demonstrates strengthening cohort monetization trends on a dollar basis across all cohorts driven by U.S. price increase and Paying Circle growth in the U.S. and international markets

FINANCIAL OVERVIEW

User cohort cumulative revenue $M*

Quarter 1



$40
$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M 69M
1Q18
1Q21
1Q19
1Q22
1Q20
1Q23

Quarter 2



$40
$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M 69M
2Q18
2Q21
2Q19
2Q22
2Q20
2Q23

Quarter 3



$40
$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M 69M
3Q18
3Q21
3Q19
3Q22
3Q20
3Q23

Quarter 4



$40
$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M 69M
4Q18
4Q21
4Q19
4Q22
4Q20

*Revenue per cohort includes global subscription and other revenue generated by each quarterly cohort over time. Excludes legacy ADT partnership revenue.

- Higher pricing combined with higher registration volumes and improved user retention has driven significant uplifts in revenue for user cohorts
- Cohorts prior to Q3'22 who were subject to the legacy price increases have seen a significant step up in cumulative revenue, with the incremental churn impacts clearly offset by the uplift in ARPPC

FINANCIAL OVERVIEW

Income Statement (GAAP)

$ in millions, except share and per share data		CY22		CY23
Revenue				
Subscription	$	153.3	$	220.8
Hardware		47.9		58.2
Other		27.1		25.5
Total revenue		**228.3**		**304.5**
Cost of subscription revenue		30.7		31.0
Cost of hardware revenue		45.4		47.4
Cost of other revenue		3.6		3.5
Total cost of revenue		79.7		81.9
Gross Profit		**148.6**		**222.6**
Operating expenses				
Research and development		102.5		101.0
Sales and marketing		92.4		99.1
General and administrative		48.1		52.6
Total operating expenses		243.0		252.6
Loss from operations		**(94.4)**		**(30.0)**
Other income (expense)				
Convertible notes fair value adjustment		1.8		(0.7)
Derivative liability fair value adjustment		1.3		(0.1)
Other income, net		-		3.2
Total other income, net		3.1		2.4
Loss before income taxes		**(91.3)**		**(27.6)**
Provision for income taxes		0.3		0.6
Net loss		**(91.6)**		**(28.2)**
Net loss per share, basic	$	(1.47)	$	(0.42)
Net loss per share, diluted	$	(1.50)	$	(0.42)
Weighted-average shares used in computing net loss per share, basic		62,209,545		66,748,542
Weighted-average shares used in computing net loss per share, diluted		62,839,593		66,748,542

Note: Tables may not add due to rounding

FINANCIAL OVERVIEW

Key Financial Metrics

$M	CY22	CY23	% ch YoY
Non-GAAP Revenue			
U.S. subscription revenue	136.1	199.4	47 %
International subscription revenue	17.2	24.5	42 %
Subscription revenue	153.3	223.9	46 %
Hardware revenue	47.8	54.5	14 %
Other revenue	27.2	25.5	(6)%
Total Non-GAAP Revenue (1)	**228.3**	**303.9**	**33 %**
Non-GAAP Gross Profit	**153.5**	**226.8**	**48 %**
Non-GAAP Gross Margin %	67 %	75 %	
Non-GAAP Subscription Gross Margin %	81 %	84 %	
Non-GAAP Operating Expenses			
Research and Development	82.5	76.1	8 %
Sales and Marketing			
User Acquisition & TV costs	26.4	28.9	(9)%
Other Sales & Marketing	26.0	19.4	26 %
Commissions	31.4	42.7	(36)%
General & Administrative	28.5	39.7	(39)%
Total Non-GAAP Operating Expenses	**194.8**	**206.8**	**(6)%**
Adjusted EBITDA (Non-GAAP) (2)	**(40.1)**	**20.6**	**151 %**
Non-GAAP Adjusted EBITDA Margin %	(18)%	7 %	
Stock-based compensation	(34.7)	(38.5)	(11)%
Other Non-GAAP adjustments	(10.5)	(2.9)	72 %
EBITDA (Non-GAAP) (3)	**(85.2)**	**(20.8)**	**76 %**
Net Loss (GAAP)	**(91.6)**	**(28.2)**	**69 %**
CASH FLOW (GAAP)			
Net cash provided by (used in) operating activities	(57.1)	7.5	NM
Net cash (used in) investing activities	(111.6)	(2.2)	98 %
Net cash provided by (used in) financing activities	27.7	(25.0)	NM
Cash and cash equivalents and restricted cash	**90.4**	**70.7**	**(22)%**

Note: Tables may not add due to rounding
(1) Refer to the reconciliation between GAAP total revenue and Non-GAAP total revenue in Appendix 3
(2) Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
(3) EBITDA was previously referred to as Statutory EBITDA

- Non-GAAP gross margin increased YoY supported by higher subscription gross margin which benefited from price increases. Hardware gross margins increased due to increased units shipped, lower returns and benefits from bundled offerings
- Non-GAAP Operating Expenses were relatively stable YoY as a result of workforce reductions and efficiencies achieved post Tile acquisition integration
- Adjusted EBITDA margin turnaround reflected continued momentum in subscription revenue paired with cost discipline and margin improvement initiatives for hardware, demonstrating the operating leverage of the business model
- SBC increased 11% as a result of increased award volumes and transition equity
- Operating cash outflow improvement relates to the improved Adjusted EBITDA performance, and working capital efficiency post integration of acquisitions
- Investing cash outflows primarily relate to payments for internally developed software
- Financing cash outflows relate to final escrow payments associated with the Tile acquisition, repayment of the Jiobit convertible note, taxes paid for net settlement of equity awards offset by proceeds from the exercise of options and proceeds from notes due from an affiliate
- Total net cash outflow of $19.7m
- Cash and cash equivalents of $70.7m at December 31, 2023 including restricted cash of $1.7m

05

Outlook

Chris Hulls, Co-Founder and CEO



Outlook

For CY24 Life360 expects to deliver the following metrics which include both the early revenue, and set-up costs, for the new advertising business:

- Consolidated revenue of $365 million - $375 million, with core Life360 subscription revenue growth of at least 20% YoY;
- Positive Adjusted EBITDA* of $30 million - $35 million;
- EBITDA* loss of $(8) million to $(13) million;
- Positive Operating Cash Flow for each quarter of CY24, with the usual seasonal low point in Q1;
- Year-end cash, cash equivalents and restricted cash of $80 million-$90 million.

The company expects to continue to be Adjusted EBITDA positive on a quarterly basis going forward, and to achieve positive EBITDA in the first half of CY25.

*For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3



06

Q & A

Chris Hulls, Co-Founder and CEO

Russell Burke, CFO


07
Appendix

APPENDIX 1

Operating Metrics

(in millions, except ARPPC, ARPPS, ASP)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Life360 Core*					
Monthly Active Users (MAU) - Global	48.6	50.8	54.0	58.4	61.4
U.S.	30.9	31.7	33.6	35.4	36.8
International	17.6	19.1	20.4	23.0	24.6
Australia	1.4	1.5	1.6	1.7	1.9
Paying Circles - Total**	1.5	1.6	1.6	1.7	1.8
U.S.**	1.2	1.2	1.2	1.3	1.3
International**	0.3	0.4	0.4	0.4	0.5
Average Revenue per Paying Circle (ARPPC) **	$ 105.79	$ 120.70	$ 119.25	$ 119.97	$ 124.17
Life360 Consolidated					
Subscriptions**	2.1	2.1	2.2	2.3	2.4
Average Revenue per Paying Subscription (ARPPS)**	$ 87.54	$ 97.98	$ 97.83	$ 101.33	$ 102.17
Net hardware units shipped	1.7	0.6	0.7	1.1	1.7
Average Sale Price (ASP)	$ 11.48	$ 17.22	$ 15.76	$ 13.24	$ 11.50
Annualized Monthly Revenue (AMR)	$ 224.4	$ 239.5	$ 248.7	$ 259.1	$ 274.1

* Life360 Core reflects Life360 App only
** Metrics have been recast to reflect the calculations under a revised metric definition

Balance Sheet (GAAP)

$M		December 31, 2022		December 31, 2023
Cash and cash equivalents	$	75.4	$	69.0
Restricted cash, current		13.3		—
Accounts receivable, net		33.1		42.2
Inventory		10.8		4.1
Costs capitalized to obtain contracts, net		1.4		1.0
Prepaid expenses and other current assets		8.5		15.2
Total current assets		142.7		131.4
Restricted cash, noncurrent		1.6		1.7
Property and equipment, net		0.4		0.7
Costs capitalized to obtain contracts, noncurrent		0.6		0.8
Prepaid expenses and other assets, noncurrent		7.1		6.8
Operating lease right-of-use asset		0.8		1.0
Intangible assets, net		52.7		45.4
Goodwill		133.7		133.7
Total Assets	$	**339.6**	$	**321.7**
Liabilities and Stockholders' Equity				
Current Liabilities:				
Accounts payable	$	13.8	$	5.9
Accrued expenses and other current liabilities		27.0		27.5
Escrow liability		13.3		—
Convertible notes, current		3.5		3.4
Deferred revenue, current		30.1		33.9
Total current liabilities		87.6		70.8
Convertible notes, noncurrent		4.1		1.1
Derivative liability, noncurrent		0.1		0.2
Deferred revenue, noncurrent		2.7		1.8
Other liabilities, noncurrent		0.6		0.7
Total Liabilities	$	**95.1**	$	**74.7**
Commitments and Contingencies				
Stockholders' Equity				
Common Stock		0.1		0.1
Additional paid-in capital		501.8		532.1
Notes due from affiliates		(0.3)		—
Accumulated deficit		(257.0)		(285.1)
Accumulated other comprehensive income (loss)		—		—
Total stockholders' equity		**244.5**		**247.1**
Total Liabilities and Stockholders' Equity	$	**339.6**	$	**321.7**

Note: Tables may not add due to rounding

Cash Flow (GAAP)

		Year Ended December 31, 2022		2023
Cash Flows from Operating Activities:				
Net loss	$	(91.6)		(28.2)
Adjustments to reconcile net loss to net cash used in operating activities:				
Depreciation and amortization		9.2		9.1
Amortization of costs capitalized to obtain contracts		2.9		2.1
Amortization of operating lease right-of-use asset		—		0.8
Stock-based compensation expense		34.7		38.5
Compensation expense in connection with revesting notes		(0.1)		0.1
Non-cash interest expense, net		0.5		0.5
Convertible notes fair value adjustment		(1.8)		0.7
Derivative liability fair value adjustment		(1.3)		0.1
(Gain)/loss on revaluation of contingent consideration		(5.3)		—
Non-cash revenue from investment		(1.5)		(1.6)
Inventory write-off		—		0.9
Adjustment in connection with membership benefit		—		(2.2)
Changes in operating assets and liabilities, net of acquisitions:				
Accounts receivable, net		6.5		(9.1)
Prepaid expenses and other assets		10.6		(6.7)
Inventory		(0.5)		5.8
Costs capitalized to obtain contracts, net		(3.3)		(1.9)
Accounts payable		(12.7)		(7.9)
Accrued expenses and other current liabilities		(7.7)		2.2
Deferred revenue		4.7		4.6
Other liabilities, noncurrent		(0.3)		(0.5)
Net cash provided by (used in) operating activities		**(57.1)**		**7.5**
Cash Flows from Investing Activities:				
Cash paid for acquisitions, net of cash acquired		(110.9)		—
Internal use software		(0.7)		(1.7)
Purchase of property and equipment		—		(0.5)
Net cash used in investing activities		**(111.6)**		**(2.2)**
Cash Flows from Financing Activities:				
Indemnity escrow payment in connection with an acquisition		—		(13.1)
Proceeds from the exercise of options		2.4		5.8
Taxes paid related to net settlement of equity awards		(4.1)		(14.0)
Proceeds from repayment of notes due from affiliates		0.6		0.3
Proceeds from capital raise, net of transaction costs		32.2		—
Repayment of convertible notes		(3.5)		(3.9)
Net cash provided by (used in) financing activities		**27.7**		**(25.0)**
Net Decrease in Cash, Cash Equivalents, and Restricted Cash		(141.0)		(19.7)
Cash, Cash Equivalents and Restricted Cash at the Beginning of the Period		231.3		90.4
Cash, Cash Equivalents, and Restricted Cash at the End of the Period	$	**90.4**	$	**70.7**

APPENDIX 3

GAAP to Non-GAAP reconciliation

Revenue

$M	CY22	CY23
Subscription revenue, GAAP included in Adjusted EBITDA	153.3	220.8
Bundled offerings	—	3.1
Total Subscription revenue, Non-GAAP	**153.3**	**223.9**
Hardware revenue, GAAP included in Adjusted EBITDA	47.8	58.2
Bundled offerings	—	(3.7)
Total Hardware revenue, Non-GAAP	**47.8**	**54.5**
Other revenue, GAAP included in Adjusted EBITDA	27.2	25.5
Bundled offerings	—	—
Total Other revenue, Non-GAAP	**27.2**	**25.5**
Total revenue, GAAP included in Adjusted EBITDA	228.3	304.5
Bundled offerings	—	(0.6)
Total Revenue, Non-GAAP	**228.3**	**303.9**

Note: Tables may not add due to rounding

APPENDIX 3

GAAP to Non-GAAP reconciliation

Cost of revenue

$M	CY22	CY23
Cost of subscription revenue, GAAP	30.7	31.0
Less: Depreciation and amortization	(0.9)	(1.2)
Less: Stock-based compensation	(0.6)	(0.7)
Less: Severance and other	–	(0.1)
Less: Adjustment in connection with membership benefit	–	1.8
Non-GAAP Cost of subscription revenue included in Adjusted EBITDA	**28.9**	**30.8**
Less: Hardware bundling adjustment	–	4.0
Total cost of subscription revenue, Non-GAAP	**28.9**	**34.8**
Cost of hardware revenue, GAAP	45.4	47.4
Less: Depreciation and amortization	(3.6)	(3.6)
Less: Stock-based compensation	(0.4)	(1.1)
Less: Severance and other	(0.1)	(0.2)
Less: Adjustment in connection with membership benefit	–	0.4
Non-GAAP Cost of hardware revenue included in Adjusted EBITDA	**41.3**	**42.9**
Less: Alignment of accounting policies	1.0	–
Less: Hardware bundling adjustment	–	(4.0)
Total cost of hardware revenue, Non-GAAP	**42.3**	**38.9**
Cost of other revenue, GAAP	3.6	3.5
Less: Stock-based compensation	(0.3)	–
Less: Severance and other	–	–
Total cost of other revenue, Non-GAAP	**3.5**	**3.5**
Cost of revenue, GAAP	79.7	81.9
Less: Depreciation and amortization	(4.5)	(4.8)
Less: Stock-based compensation	(1.3)	(1.8)
Less: Severance and other	(0.1)	(0.3)
Less: Adjustment in connection with membership benefit	–	2.2
Non-GAAP Cost of revenue included in Adjusted EBITDA	**73.8**	**77.2**
Less: Alignment of accounting policies (1)	1.0	–
Total cost of revenue, Non-GAAP	**74.8**	**77.2**

Operating expenses

$M	CY22	CY23
Research and development expense, GAAP	102.4	101.0
Less: Depreciation and amortization	–	(0.1)
Less: Stock-based compensation	(19.4)	(22.0)
Less: Severance and other	(0.5)	(2.7)
Total Research and development, Non-GAAP	**82.5**	**76.1**
Sales and marketing expense, GAAP	92.4	99.1
Less: Depreciation and amortization	(4.3)	(4.2)
Less: Stock-based compensation	(3.7)	(3.1)
Less: Severance and other	(0.6)	(0.9)
Total Sales and marketing expense, Non-GAAP	**83.8**	**90.9**
General and administrative expense, GAAP	48.1	52.6
Less: Depreciation and amortization	(0.4)	–
Less: Stock-based compensation	(10.1)	(11.6)
Less: Severance and other	(9.1)	(1.2)
Total General and administrative expense, Non-GAAP	**28.5**	**39.7**
Total Operating expenses, GAAP	243.0	252.6
Less: Depreciation and amortization	(4.7)	(4.3)
Less: Stock-based compensation	(33.2)	(36.7)
Less: Severance and other	(10.2)	(4.8)
Total Operating expenses, Non-GAAP	**194.8**	**206.8**

Note: Tables may not add due to rounding
(1) Includes non-recurring costs reflecting the alignment of accounting policies attributable to the integration with Tile. As these adjustments are not deemed to be non-routine or one time in nature, they have not been added back to EBITDA or Adjusted EBITDA

APPENDIX 3

Non-GAAP Financial Measures

$M	Year ended December 31, 2022	2023
Net loss	(91.6)	(28.2)
Add (deduct):		
Convertible notes fair value adjustment	(1.8)	0.7
Derivative liability fair value adjustment (1)	(1.3)	0.1
Provision for income taxes	0.3	0.6
Depreciation and amortization (2)	9.2	9.1
Other income, net	—	(3.2)
EBITDA	**(85.2)**	**(20.8)**
Stock-based compensation	34.7	38.5
Form 10 transaction costs	3.8	—
Acquisition and integration costs	11.9	—
Workplace restructuring costs (3)	—	4.0
Write-off of obsolete inventory (4)	—	0.9
Adjustment in connection with membership benefit (5)	—	(2.2)
Warehouse relocation costs	—	0.1
Gain on revaluation of contingent consideration	(5.3)	—
Adjusted EBITDA	**(40.1)**	**20.6**

(1) To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes
(2) Includes depreciation on fixed assets and amortization of acquired intangible assets
(3) Relates to workplace restructuring costs in connection with the workplace restructure announced on January 12, 2023
(4) Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development
(5) Relates to an adjustment recorded in the current period to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits

Note: Tables may not add due to rounding

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

EBITDA and Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision for income taxes, (iii) depreciation and amortization and (iv) other income, net. Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) other income, net, (v) stock-based compensation, (vi) Form 10 transaction costs, (vii) acquisition and integration costs, (viii) workplace restructuring costs, (ix) inventory write-offs, (x) adjustment in connection with membership benefit, (xi) warehouse relocation costs and (xii) gain on revaluation of contingent consideration.

The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA in this media release because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

The table presents a reconciliation of net loss, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA.

APPENDIX 3

Non-GAAP Financial Measures cont'd

The following table presents a reconciliation of net loss, the most directly comparable GAAP measure, to Adjusted (loss) profit from ordinary activities after tax.

$M	Year ended December 31, 2022	2023
Net loss	(91.6)	(28.2)
Stock-based compensation	34.7	38.5
Form 10 transaction costs	3.8	—
Acquisition and integration costs	11.9	—
Workplace restructuring costs (1)	—	4.0
Write-off of obsolete inventory (2)	—	0.9
Adjustment in connection with membership benefit (3)	—	(2.2)
Amortization attributable to intangible assets in connection with acquisitions	8.6	8.7
Warehouse relocation costs	—	0.1
Gain on revaluation of contingent consideration	(5.3)	—
Adjusted (loss) profit from ordinary activities after tax	**(37.9)**	**21.9**

(1) Relates to workplace restructuring costs in connection with the workplace restructure announced on January 12, 2023
(2) Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development
(3) Relates to an adjustment recorded in the current period to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits

Note: Tables may not add due to rounding

Adjusted (loss) profit from ordinary activities after tax

Adjusted (loss) profit from ordinary activities after tax is defined as net loss, excluding (i) stock-based compensation, (ii) Form 10 transaction costs, (iii) acquisition and integration costs, (iv) gain on revaluation of contingent consideration, (v) workplace restructuring costs, (vi) inventory write-off, (vii) adjustment in connection with membership benefit, (viii) warehouse relocation costs and (ix) amortization attributable to intangible assets in connection with acquisitions. The above items are excluded from net loss because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core-results of operations and render comparisons with prior periods and competitors less meaningful. This non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

APPENDIX 4

Current U.S. Membership bundles

FREE MEMBERSHIP

$0.00/mo

- ✓ SOS
- ✓ Place Alert (2 places)
- ✓ Location History (2 days)
- ✓ Crash Detection
- ✓ Family Driving Summary

SILVER MEMBERSHIP

$7.99/mo

- + Place Alert (5 places)
- + Location History (7 days)
- + Stolen Phone Protection ($100)

15% of US Paying Circles*

GOLD MEMBERSHIP

$14.99/mo

- + Place Alert (99 places)
- + Location History (30 days)
- + Individual Driver Reports
- + Roadside Assistance
- + 24/7 Emergency Dispatch
- + ID Theft Protection
- + Free Towing (5mi Radius)
- + Stolen Funds Reimbursement ($25K)
- + Stolen Phone Protection ($250)
- + Tile Mate Included

81% of US Paying Circles*



Tile Mate included

A $25 VALUE

PLATINUM MEMBERSHIP

$24.99/mo

- + Credit Monitoring
- + Disaster Response
- + Medical Assistance
- + Travel Support
- + Free Towing (50mi Radius)
- + Stolen Funds Reimbursement ($1M)
- + Stolen Phone Protection ($500)
- + Tile Starter Pack Included

4% of US Paying Circles*



Tile Starter Pack included

A $55 VALUE

Our Membership Model

- Build a critical mass of engaged users at scale with high-quality free app experience
- Upsell at select, intentional moments to convert users to paying circles
- Launch new features into funnel to increase willingness to pay and drive higher ARPU over time
- As more users become premium members, our brand moves beyond location sharing to family and security
- Our value proposition remains relevant across all life stages, deepening member loyalty and stickiness

*As of Q4 2023

Competitive landscape

Life360 Platinum

- Roadside Assistance
- Nurse Helpline
- SOS Alert
- Driver Reports
- Stolen Phone Reimbursement
- ID Theft Protection
- Crash Detection
- Disaster Assistance
- Travel Assistance
- Location Sharing And more...

Life360 Cost
$24.99/month

T Mobile
Stolen Phone Reimbursement
$25/month

Geozilla
Driver Reports
$15/month

Teladoc HEALTH
$15/month

LifeLock
$70/month

AAA
$10/month

NOONLIGHT
$10/month

verizon Smart Family™
$10/month

Total Cost[(1)]
~$155/month

(1) Assuming family household of four people. Prices may vary

One of the Highest DAUs Across All Apps

US App Rankings by DAU[1]

Rank	App	Publisher	Rank	App	Publisher	Rank	App	Publisher
1	YouTube	Google	11	WhatsApp Messenger	WhatsApp	21	The Weather Channel	The Weather Company
2	Facebook	Meta	12	Amazon	Amazon	22	Discord	Discord
3	TikTok	ByteDance	13	BeReal	BeReal	23	NewsBreak	Particle Media
4	Snapchat	Snap	14	Netflix	Netflix	24	Google Photos	Google
5	Instagram	Instagram	15	Life360 Family Locator	Life360	25	Pandora	Pandora
6	Facebook Messenger	Meta	16	ROBLOX	Roblox	26	LinkedIn	Linkedin
7	Gmail	Google	17	Chrome Browser	Google	27	Temu	Temu
8	Spotify	Spotify	18	Pinterest	Pinterest	28	Target	Target
9	Google	Google	19	X	Twitter	29	Reddit	reddit
10	Google Maps	Google	20	Microsoft Outlook	Microsoft	30	SHEIN	Shein

US iOS Social Networking App Rankings by DAU[1]

Rank	App	Publisher	Rank	App	Publisher	Rank	App	Publisher
1	Facebook	Meta	11	WeChat	Tencent	21	Signal Private Messenger	Open Whisper Systems
2	Facebook Messenger	Meta	12	Telegram	Telegram	22	Skype	Skype
3	WhatsApp Messenger	WhatsApp	13	TextNow	TextNow	23	BAND	NAVER
4	BeReal	BeReal	14	sendit	Iconic Hearts	24	KakaoTalk	Kakao
5	Life360 Family Locator	Life360	15	LINE	LINE	25	Grindr	Grindr
6	Discord	Discord	16	Wizz	Wizz	26	HoYoLAB	miHoYo
7	Google Duo	Google	17	Viber	Viber Media	27	Yubo	Yubo
8	GroupMe	Skype	18	Messenger Kids	Meta	28	IMVU Mobile	Together Labs
9	Threads	Instagram	19	Tumblr	Tumblr	29	ZEPETO	SNOW, Inc.
10	Locket Widget	Locket Labs	20	Marco Polo Walkie Talkie	Joya Communications	30	Timehop	Timehop

[1] In December 2023; data.ai

Best in class engagement – rivals the biggest names in social and streaming media


Global DAU/MAU Ratio (%)
Social Media
Streaming Media
73%
65%
59%
45%
39%
39%
32%
28%
27%
25%
23%
22%
20%
17%
16%
15%
14%
Hyper-Engaged Social[1]
Life360
With Push Notif.
Life360
in
hulu
a
(Video)
HBO

Source: SensorTower

1. Hyper-Engaged Social represents the average DAU/MAU of Facebook, Instagram, Snapchat, TikTok, and X (formerly Twitter)

We are highly differentiated

Life360's specialized platform focused on serving families

Family focus: Built for families of all types

Differentiated features: Far beyond location, with features like driver reports and crash detection. All made for peace of mind, coordination, safety and more

Integrated membership platform: Best-in-class user experience with robust, growing offerings

Cross platform: Serving both iOS and Android users at scale

Major platforms offer generic location sharing features

- Simple location feature built for your contacts
- No target audience
- iOS only

- Location sharing and platform moderation features
- No dedicated product

- Peer-to-peer location finding
- Built for social and fun, not safety

Startups failed to scale

Sygic M.SPY MAMABEAR GeoZilla Kidgy NOONLIGHT

Note: The Apple name and logo are trademarks of Apple Inc.
The Google name and logo are trademarks of Google LLC

APPENDIX 4

Life360's flywheel is driving our accelerating growth

- 1-in-8 U.S. families use Life360
- High brand awareness


Market
Position
Entrenched
Leading
Market
Position
Life360
Reinvestment
in Growth
Robust
Monetization
Options

- 61m+ MAUs*
- 1.8m Paying Circles*
- Top 5 U.S. social networking app**

- User acquisition
- Brand campaigns
- User experience

- Membership
- Bundled Membership
- International
- Lead generation
- Advertising

*As of Q4'23
**Source: data.ai. December 2023 iOS social networking app by DAU


Thank You
Life360